Exhibit 10.1

Project Name: Riverglen House of Littleton

Location: 55 Riverglen Lane, Littleton, NH 03561

FHA No.: 024-43104

MODIFICATION, RELEASE, AND ASSUMPTION AGREEMENT

This Modification, Release, and Assumption Agreement is made as of the 1J111 day of November, 2015, by and between HOUSING & HEALTHCARE FINANCE, LLC, a Delaware limited liability company, with an address of 2 Wisconsin Circle, Suite 540, Chevy Chase, MD 20815 (the "Lender"), and SUMMIT LITTLETON, LLC, a Delaware limited liability company, with an address of 2 South Pointe Drive, Suite 100, Lake Forest, CA 92630 (the "New Borrower"), and the owner and purchaser of the property located at 55 Riverglen Lane, Littleton, NH 03561 and covered by the Mortgage (the "Mortgaged Property"), on which FHA Project No. 024-43104, otherwise known as Riverglen House of Littleton (the "Project"), is located. Lender is the holder of that certain Healthcare Mortgage, Assignment of Leases, Rents and Revenue and Security Agreement recorded on March 26, 2014 with Grafton County Registry of Deeds at Book 4046, Page 744 (the "Mortgage"), UCC Financing Statement recorded on March 26, 2014 with Grafton County Registry of Deeds at Book 4046, Page 864, (the "UCC"), and the Healthcare Facility Note secured thereby (the "Note") dated March 27, 2014, originally executed by RIVERGLEN HOUSE OF LITTLETON , L.L.C., a New Hampshire limited liability company, with an address of 55 Riverglen Lane, Littleton, NH 03561 (herein, the "Original Borrower").

WITNESSETH:

In consideration of the consent of the Secretary of Housing and Urban Development (the "Secretary") and of the Lender to the transfer of the Project from Original Borrower to New Borrower, and in order to comply with the requirements of the Secretary, the National Housing Act and the Regulations adopted pursuant thereto, the New Borrower agrees to assume, except as limited below, and be bound by the Mortgage, UCC, and the Note, and that certain Healthcare Regulatory Agreement - Borrower dated March 27, 2014 and recorded on March 26, 2014 with Grafton County Registry of Deeds at Book 4046, Page 791, and incorporated into the Mortgage by reference (the "Regulatory Agreement").

The members of the New Borrower do not assume personal liability for payments due under the Note, UCC, and Mortgage, or for the payments to the reserve for replacements under the Regulatory Agreement, or for matters not under their control, provided that the members of the New Borrower shall remain liable under said Regulatory Agreement only with respect to the matters hereinafter stated, namely:

(a)         For funds or property of the Project coming into their hands which, by the provisions thereof, they are not entitled to retain; and

(b)         For their own acts and deeds, or acts and deeds of others which they have authorized in violation of the provisions thereof.

The New Borrower is to be bound by the Mortgage, UCC, Note, and the Regulatory Agreement, subject to the foregoing limitation of personal liability, from the effective date of this agreement (as hereinafter defined) to the same extent as if it had been an original party to said instruments. The New Borrower, Summit Littleton, LLC and Kent Eikanas are hereby substituted within and agree to be bound by the provisions of Section 38 of the Regulatory Agreement.

The New Borrower agrees that there shall be full compliance with the provisions of (1) any laws prohibiting discrimination in housing on the basis of race, sex, color, creed, national origin, familial status or handicap; and (2) the Secretary's regulations providing for nondiscrimination and equal opportunity in housing. It is understood and agreed that failure or refusal to comply with any such provisions shall be a proper basis for the Secretary to take any corrective action he may deem necessary, including, but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which the New Borrower is identified; and further, the Secretary shall have a similar right of corrective action with respect to (i) any individuals who are officers, directors, principal stockholders, trustees, managers, partners or associates of the New Borrower; and (ii) any corporation or any other type of business association or organization with which the officers, directors, principal stockholders, trustees, managers, partners or associates of the New Borrower may be identified.

It is agreed that, as transferor of the Mo1igaged Property, Original Borrower shall be and is hereby released from all liability for obligations and responsibilities under the Note, Mortgage, UCC, and the Regulatory Agreement assumed by New Borrower as the purchaser, but Original Borrower shall not be released from liability for obligations and responsibilities under the Note, Mortgage, UCC, and the Regulatory Agreement not expressly assumed by New Borrower as the purchaser, provided however that the Secretary reserves the right to seek recourse for any violation of the Regulatory Agreement prior to the date of recording of this instrument in the land records where the Project is located .

IN WITNESS WHEREOF, the undersigned have hereunto executed this Modification, Release, and Assumption Agreement the day and year first above written.

This Agreement shall be effective on the date of recording of this instrument in the land records where the Project is located.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

(SIGNATURES ON FOLLOWING PAGES)

ORIGINAL BORROWER/SELLER/ASSIGNOR:

RIVERGLEN HOUSE OF LITTLETON, L.L.C.,
a New Hampshire limited liability company

By:	/s/ Jason E. Purdy
Jason E. Purdy, Manager

COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, SS.

On this 9th, day of November 2015, before me, the undersigned notary public, personally appeared Jason E. Purdy, Manager of Riverglen House of Littleton, L.L.C., proved to me through satisfactory evidence of identification, being a Vermont driver's license or other state or federal governmental document bearing a photographic image 0 oath or affirmation of a credible witness known to me who knows the above signatory, or 0 my own personal knowledge of the identity of the signatory to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ Mary Anne Tyler
Mary Anne Tyler, Notary Public
My Commission Expires: November 27, 2020

Modification. Release & Assumption Agreement

Signature Page

NEW BORROW ER/ PURC HA SER/ASS IG N EE:

SUMMIT LITTLETON, LLC
a Delaware limited liability company

By:	Summit Healthcare REIT, Inc.,
a Maryland corporation,
its Manager

By:	/s/ Kent Eikanas
Kent Eikanas, President

STATE OF CALIFORNIA

ORGANGE COUNTY, SS.

On this                    day of November 2015, before me the undersigned notary public, personally appeared, Kent Eikanas, as President of Summit Healthcare REIT, lnc. the Manager of Summit Littleton, LLC, proved to me through sat' factory evidence of identification, being [] a                                                           driver's license or other state or federal governmental document bearing a photographic image a or affirmation of a credible witness known to me who knows the above signatory, or 0 y own personal knowledge of the identity of the signatory to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he / she signed voluntarily for its stated purpose.

Notary Signature and seal
My Commission Expires:

M odifi cation, Release & Assumption Agr eement

Signat ure Pa ge

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT	CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of Orange	)

on November 10, 2015 before me, Juli Davenport, Notary Public

Date	Here Insert Name and Title of the 0tticer

person appeared–	Kent Eikanas

Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/ authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature	/s/ Juli Davenport
Signature of Notary Public

©2014 National Notary Association ·www .NationalNotary.org • 1-800-US NOTARY (1-800-876-6827)	Item #5907

Consented to and approved:

HOUSING & HEALTHCARE FINANCE, LLC

a Delaware limited liability company

By:	/s/ Susana Araoz
Name: Susana S. Araoz
Title: Authorized Signatory

(Execution hereof by Housing & Healthcare Finance, LLC shall become effective only upon the acknowledgement and consent of the U.S. Department of Housing and Urban Development to this Modification, Release, and Assumption Agreement by signing of its signature page contained in this instrument).

STATE OF MARYLAND	)
COUNTY OF MONTGOMERY	) ss.:

On the               5th day of November in the year 2015 before me, the undersigned, personally appeared SUSANA S. ARAOZ, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Exp 4.5.2018

Modification, Release & Assumption Agreement

Signature Page

Consented and approved:

SECRETARY OF HOUSING AND URBAN

DEVELOPMENT, WASHINGTON, D.C.

By:	/s/ Timothy R. Coon

Timothy R. Coon, Authorized Agent

Denver Office

Date: November 13, 2015

STATE OF COLORADO	)
) ss:
COUNTY OF .DENVER	)

On this 13th day of November, 2015, before me, a notary public in and for the jurisdiction aforesaid, personally appeared Timothy R. Coon who acknowledged that he is the Authorized Agent of the Secretary of U.S. Department of Housing and Urban Development, acting by and through the Federal Housing Commissioner, and a Supervisory Account Executive in the Office of Residential Care Facilities, U.S. Department of Housing and Urban Development, and that he, being authorized to do so by virtue of such office, executed the foregoing instrument on behalf of the Federal Housing Commissioner, acting for the Secretary of the U.S. Department of Housing and Urban Development.

Witness my hand and official seal.

/s/ Tamar S. Beaman
[SEAL]	Notary Public

TAMAR S. BEAMAN

(Print Name)

My commission expires:

Modification, Release & Assumption Agreement

Signature Page

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